                                 SCHEDULE 14A
                                (RULE 14A-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                       TITAN WHEEL INTERNATIONAL, INC.
- -------------------------------------------------------------------------------
           (Name of Registrant as Specified in Its Charter)

                       TITAN WHEEL INTERNATIONAL, INC.
- -------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.

    [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

    (5) Total fee paid:

- --------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

- --------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

    (3) Filing party:

- --------------------------------------------------------------------------------

    (4) Date filed:

- --------------------------------------------------------------------------------

                              [Titan Wheel Logo]
                               2701 Spruce Street
                             Quincy, Illinois 62301

                           -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 23, 1996

TO THE STOCKHOLDERS:

     The Annual Meeting of Stockholders of Titan Wheel International, Inc., an Illinois corporation ("Titan" or the "Company"), will be held at the Wyndham Gardens, 8600 Merriman Road, Romulus, Michigan, on May 23, 1996, at 11 AM Eastern Standard time, for the following purposes:

     1. To elect 2 Directors to serve for three year terms and until their successors are elected and qualified;

     2. To ratify the selection of Price Waterhouse LLP as independent auditors for 1996; and

     3. To transact such other business as may properly come before the meeting.

     Only stockholders whose names appear of record at the Company's close of business on March 29, 1996 are entitled to receive notice of and to vote at the Annual Meeting or any adjournments thereof.

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. STOCKHOLDERS CAN HELP THE COMPANY AVOID UNNECESSARY EXPENSE AND DELAY BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD. THE PRESENCE, IN PERSON OR BY PROPERLY EXECUTED PROXY, OF A MAJORITY OF THE COMMON STOCK OUTSTANDING ON THE RECORD DATE IS NECESSARY TO CONSTITUTE A QUORUM AT THE ANNUAL MEETING.

                                             By Order of the Board of Directors,

                                                                 CHERI T. HOLLEY
                                                                       Secretary
Quincy, Illinois
April 10, 1996

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                        TITAN WHEEL INTERNATIONAL, INC.

                                  May 23, 1996


     This Proxy Statement is being furnished to the stockholders of Titan Wheel International, Inc. ("Titan" or the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the annual meeting of stockholders (the "Annual Meeting") to be held on May 23, 1996 at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting, and at any adjournment or postponement of that meeting. This Proxy Statement and accompanying form of proxy will be first mailed to stockholders on or about April 10, 1996.


                                     VOTING

     Holders of shares of common stock (the "Common Stock") of the Company at its close of business on March 29, 1996 (the "Record Date") will be entitled to receive notice of and vote at the Annual Meeting. On the Record Date, 22,542,096 shares of Common Stock were outstanding. Holders of Common Stock (the "Common Stockholders") are entitled to one vote per share of Common Stock they held of record on the Record Date on each matter that may properly come before the Annual Meeting.

     A plurality of the votes of Common Stockholders cast at the Annual Meeting is required for the election of each Director. Ratification of the selection of independent auditors requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. Abstentions are counted in the number of shares present in person or represented by proxy for purposes of determining whether a proposal has been approved, and so are equivalent to votes against a proposal, whereas broker non-votes are not counted for such purposes.

     Stockholders of record on the Record Date are entitled to cast their votes in person or by properly executed proxy at the Annual Meeting. The presence, in person or by properly executed proxy, of a majority of the Common Stock outstanding on the Record Date is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present at the time the Annual Meeting is convened, the Company may adjourn or postpone the Annual Meeting.

     All Common Stock represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not properly revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR the election of the Board's director nominees and FOR Proposal 2. The Board of Directors of the Company does not know of any matters, other than the matters described in the Notice of Annual Meeting attached to this Proxy Statement, that will come before the Annual Meeting.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A stockholder may revoke a proxy at any time prior to its exercise by filing with the Secretary of Titan a duly executed revocation or proxy bearing a later date or by voting in person at the meeting. Attendance at the Annual Meeting will not of itself constitute revocation of a proxy. Any written notice revoking a proxy should be sent to:
Corporate Secretary, Titan Wheel International, Inc., 2701 Spruce Street, Quincy, Illinois 62301.

                           COST OF PROXY SOLICITATION

     The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally or by telephone, facsimile transmission or telegraph, by Directors, officers or regular employees of the Company or persons employed by the Company for the purpose of soliciting proxies. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of Common Stock held of record by such persons, and will be reimbursed for expenses incurred therewith.

                                  PROPOSAL 1.

                             ELECTION OF DIRECTORS

     The Company's Bylaws provide for three classes of directors of approximately equal numbers designated as Class 1, Class 2 and Class 3. Each Director is elected for a three year term and the term of each Class expires in a different year. The nominees for election as Class 2 directors are: Richard M. Cashin, Jr. and Albert J. Febbo, each of whom is a current Director of the Company. Each of the nominees has consented to serve as a director if elected.

     In the unexpected event that any of the nominees for director should before the Annual Meeting become unable to serve, if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominees as may be recommended by the Company's existing Board of Directors.

     The following biographical information is furnished with respect to each of the 2 nominees for election at the Annual Meeting and each other Director whose term will continue after the Annual Meeting.

                                 TERM EXPIRATION                                   POSITIONS WITH
    NOMINEES FOR ELECTION             DATE          AGE    DIRECTOR SINCE           THE COMPANY
- ------------------------------   ---------------    ---    --------------    --------------------------
   CLASS 2 DIRECTOR

Richard M. Cashin, Jr. .......         1999         43          1994         Director

Albert J. Febbo...............         1999         57          1993         Director

   CLASS 3 DIRECTORS

Erwin H. Billig...............         1997         68          1992         Chairman of the Board and
                                                                             Director

Anthony L. Soave..............         1997         56          1994         Director

   CLASS 1 DIRECTORS

Maurice M. Taylor, Jr. .......         1998         51          1990         President and Chief
                                                                             Executive
                                                                             Officer and Director

Edward J. Campbell............         1998         68          1995         Director

     RICHARD M. CASHIN, JR. -- Mr. Cashin is the President of Citicorp Venture Capital, Ltd., and has been employed by Citicorp Venture Capital since 1980. Mr. Cashin is also a director of Levitz Furniture Co., the Hoover Group, Cable Systems International, and Delco Remy America.

     ALBERT J. FEBBO -- Mr. Febbo is the Vice President of Automotive Marketing and Sales for the General Electric Company and has held that position since March 1987.

     ERWIN H. BILLIG -- Mr. Billig has been Vice Chairman of MascoTech since October, 1992, and served as the President and Chief Operating Officer of MascoTech, Inc. from 1986 to September, 1992. Mr. Billig is also a director of MascoTech.

     ANTHONY L. SOAVE -- Mr. Soave is the President, Chief Executive Officer and founder of Detroit based City Management Corporation, a totally-integrated environmental service company operating nationwide.

     MAURICE M. TAYLOR, JR. -- Mr. Taylor has been the President and Chief Executive Officer of Titan Wheel since 1990 and before that had a significant role in the development of the Company.

     EDWARD J. CAMPBELL -- Mr. Campbell was employed for 27 years by Tenneco. He spent 13 of those years as President of Newport News Shipbuilding Company and 14 years at JI Case, three of those (1992-94) as President.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE BOARD OF DIRECTORS' SLATE OF NOMINEES STANDING FOR ELECTION.


DIRECTORS FEES

     Titan pays its non-employee directors a fee of $500 for each Board or committee meeting attended. Titan also reimburses out-of-pocket expenses related to the directors' attendance at such meetings. In addition, in March 1994 the Board adopted the 1994 Non-Employee Director Stock Option Plan to provide for grants of stock options as a means of attracting and retaining highly qualified independent directors for the Company. No more than 225,000 shares of the Company's common stock may be issued under the Director plan. Options granted under the Directors Plan totaled 36,000 during 1995. The options are exercisable at a price of $11.11 per share and expire 10 years from the date of grant. Such options vest and become exercisable immediately. In addition, Titan pays Mr. Billig, the Chairman of the Board, an annual fee of $100,000 to carry out his responsibilities which include significant operational matters, as well as corporate development matters.


COMMITTEES

     The Board of Directors has established the following committees of the
Board: (i) Audit and Oversight Committee (consisting of Messrs., Cashin, Febbo, Soave and Campbell), (ii) Compensation Committee (consisting of Messrs., Billig, Cashin, Febbo, Soave and Campbell ) and (iii) Executive Committee (consisting of Messrs., Billig, Cashin, Soave and Taylor). The Company does not have a standing nominating committee. The Board of Directors selects nominees for election as directors.

     The Audit and Oversight Committee, which met twice in 1995, recommends to the Board independent auditors to perform audit and non-audit services, reviews the scope and results of such services, reviews with management and the independent auditors any recommendations of the auditors regarding changes and improvements in the Company's accounting procedures and controls and management's response thereto, and reports to the Board after each Audit Committee and Oversight meeting.

     The Compensation Committee, which met twice in 1995, reviews and recommends to the Board the salaries and all other forms of compensation of the Company's officers.

     During 1995, there were 5 meetings of the Board of Directors. All Directors attended 75% or more of the aggregate number of meetings of the Board and applicable committees.

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth the compensation received by the Company's Chief Executive Officer and other executive officers whose aggregate annual salary and bonuses exceeded $100,000 during 1995.

Summary Compensation Table

            NAME AND PRINCIPAL                            ANNUAL COMPENSATION
              POSITION AS OF                             ----------------------       ALL OTHER
             DECEMBER 31, 1995                 YEAR       SALARY        BONUS        COMPENSATION
- -------------------------------------------    ----      --------      --------      ------------
Maurice M. Taylor, Jr. ....................    1995      $300,000      $    -0-        $  1,844(1)
President and Chief                            1994       300,000       210,000           1,500(1)
Executive Officer(3)                           1993           -0-           -0-         572,000(4)

Michael R. Samide..........................    1995      $225,000      $    -0-        $  9,495(2)
Vice President &                               1994       225,000       100,000           7,012(2)
Chief Operating Officer

Steven A. Root.............................    1995      $100,000      $ 25,000        $  7,586(2)
Vice President of                              1994        93,808        22,452           5,125(2)
Sales & Marketing                              1993        83,340        21,000             -0-

Cheri T. Holley(3).........................    1995      $100,000      $ 25,000        $  7,586(2)
Secretary and General                          1994        70,833        21,250             425(1)
Counsel

Kent W. Hackamack..........................    1995      $ 89,025      $ 25,000        $  6,475(2)
Treasurer and Controller                       1994        40,000        10,000             400(1)

- -------------------------
(1) Includes Employer 401(k) matching contribution.

(2) Includes Employer 401(k) matching contribution and car allowance.

(3) The President and Secretary are brother and sister.

(4) For the year ended December 31, 1993, Mr. Taylor received no direct salary or compensation from Titan; however, Wheel and Disk Steel Sales, Inc., an affiliate of Mr. Taylor, received sales commissions from Titan in the aggregate amount of $572,000 for the year ended December 31, 1993, pursuant to the terms of a sales representative agreement. Such sales representative agreement was terminated as of May 26, 1993.

OPTIONS GRANTED IN 1995:

     The following table summarizes options granted during 1995, and the values of options outstanding on December 31, 1995, for the executive officers named above.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                      POTENTIAL REALIZABLE VALUE
                                                                                        AT ASSUMED ANNUAL RATE
                                 NUMBER OF     % OF TOTAL                             OF STOCK PRICE APPRECIATION
                                 SECURITIES     OPTIONS                                   FOR OPTION TERM(2)
                                 UNDERLYING     GRANTED      EXERCISE   EXPIRATION   -----------------------------
              NAME               OPTIONS(1)   TO EMPLOYEES    PRICE        DATE           5%             10%
- -------------------------------- ----------   ------------   --------   ----------   ------------   --------------
Maurice M. Taylor, Jr. .........   54,000         32.6%       $11.11    Aug., 2005   $    984,129   $    1,926,217
Michael R. Samide...............   20,250         12.2%       $11.11    Aug., 2005   $    369,048   $      722,331
Steven A. Root..................    4,050          2.4%       $11.11    Aug., 2005   $     73,810   $      144,466
Cheri T. Holley.................    3,200          1.9%       $11.11    Aug., 2005   $     58,319   $      114,146
Kent W. Hackamack...............    2,420          1.5%       $11.11    Aug., 2005   $     44,104   $       86,323
                                 ----------      -----       --------   ----------   ------------   --------------
All Shares Outstanding(3).......                                                     $659,379,176   $1,051,515,894

- -------------------------
(1) All options were granted on December 12, 1995 and become exercisable at 40% on December 31, 1996 and an additional 20% on each of December 31, 1997, 1998 and 1999, respectfully.

(2) Potential realizable value is based on the assumption that the common stock price appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten-year option term. The numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised (if the executive were to sell the shares on the date of exercise) so there is no assurance that the value realized will be at or near the potential realizable value as calculated in this table.

(3) All shares outstanding represent the increase in total Company shareholder value if the stock price and assumed rates used in the stock option assumptions are achieved multiplied by the number of shares outstanding at the end of fiscal 1995 (22,477,086) on a pre-stock split basis.

           AGGREGATED OPTION/SAR EXERCISES IN CURRENT FISCAL YEAR AND
                            FY-END OPTION/SAR VALUES

                                                               NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                              UNDERLYING UNEXERCISED            IN-THE-MONEY
                                                 VALUE            OPTION/SARS AT                OPTIONS/SARS
                                   SHARES      REALIZED         FISCAL YEAR END(#)           FISCAL YEAR END($)
             NAME                 ACQUIRED        ($)        EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
- -------------------------------   --------    -----------    -------------------------    -------------------------
Maurice M. Taylor, Jr. ........       0           N/A               21,600/86,400             $111,024/$444,096
Michael R. Samide..............       0           N/A                6,300/29,700             $ 32,382/$152,658
Steven A. Root.................       0           N/A                 3,060/8,640             $ 15,728/$ 44,410
Cheri T. Holley................       0           N/A                     0/3,200                    0/$ 16,448
Kent W. Hackamack..............       0           N/A                     0/2,420                    0/$ 12,439

                        REPORT OF COMPENSATION COMMITTEE

     The Compensation and Employee Benefits Committee of the Board of Directors (the "Committee"), composed of five independent non-employee directors, administers the executive compensation program. None of such members is or has been an officer or employee of the Company. The Committee passes on all material issues relating to executive compensation.

     The philosophy of the Committee as it relates to executive compensation is that the Chief Executive Officer (CEO) and other executive offices should be compensated at competitive levels sufficient to attract, motivate and retain talented executives who are capable of leading the Company in achieving their business objectives in an industry facing increasing competition and change.

     Annual compensation for the Company's senior management consists of base salary and, when appropriate, bonus compensation. Salary levels of Company executives are reviewed, and are normally adjusted annually and any bonuses are normally awarded annually. In determining appropriate salaries, the Committee considers: (1) The CEO's recommendations as to compensation for all other executive officers; (2) the scope of responsibility, experience, time and position and individual performance of each officer, including the CEO; and (3) compensation levels of other companies in the industry. The Committee's analysis is a subjective process which utilizes no specific weighing or formula of the aforementioned factors in determining executive's base salaries.

     The Committee considers bonus compensation to be its primary motivational method for encouraging and rewarding outstanding individual performance, especially for the Company's senior management and overall performance by the Company. Awards under the Company's bonus plan are granted by the Committee based primarily upon: (1) performance of the Company, (2) performance of the individual and (3) recommendation of the CEO. The purpose of the bonus plan is to provide a special incentive to maximize his or her individual performance and the overall performance of the Company.

     In determining the total compensation package for the CEO for 1995, the Committee considered all of the factors discussed above. Additionally, the Committee considered the Company's profitability, the success of the Company's facilities in surpassing their objectives, the extent and timing of the additions to the Company during the year, the quality and efficiency of the Company's staff, and certain other factors relating to the Company's performance.

                                        Members of the Compensation Committee:

                                              Erwin H. Billig, Chairman
                                                     Edward J. Campbell
                                                 Richard M. Cashin, Jr.
                                                        Albert J. Febbo
                                                       Anthony L. Soave

                         STOCKHOLDER PERFORMANCE GRAPH

     The following graph compares the percentage change in the Company's cumulative total stockholder return on Common Stock as quoted on the NASDAQ National Market System beginning with May 19, 1993 (the date of Titan's initial public offering) and by the New York Stock Exchange beginning March 23, 1994, with the cumulative total return, assuming reinvestment of dividends, of (i) the Standard & Poor's Machinery Diversified Industrials Index and (ii) The Standard & Poor's 500 Stock Index. As of March 23, 1994 the common stock began trading on the New York Stock Exchange.

                        TITAN WHEEL INTERNATIONAL, INC.
            CUMULATIVE TOTAL RETURN SINCE INITIAL PUBLIC OFFERING(1)
                              05/19/93 -- 12/29/95

                                                    S&P MA-
                                                  CHINERY DI-
                                  TITAN WHEEL      VERSIFIED      STANDARD &
      MEASUREMENT PERIOD         INTERNATIONAL,   INDUSTRIALS     POOR'S 500
    (FISCAL YEAR COVERED)            INC.            INDEX        STOCK INDEX
5/19/93                                  100.0           100.0           100.0
6/30/93                                  120.3           100.7           106.9
12/31/93                                 165.9           104.2           122.7
6/30/94                                  156.9            99.3           115.9
12/30/94                                 180.5           102.6           114.9
6/30/95                                  251.2           121.7           139.6
12/29/95                                 237.8           137.6           140.1

(1) The Common Stock was sold to the public in the Company's initial public offering on May 19, 1993 and trading commenced immediately on the NASDAQ National Market System. The starting point of the graph is based on the initial public offering price of $6.67 per share.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Under the securities laws of the United States, the directors and executive officers of the Company and the persons who own more than 10% of the Company's common stock are required to report their initial ownership of the Company's common stock and any subsequent changes in that ownership to the Securities and Exchange Commission and to the New York Stock Exchange. Specific due dates for these reports have been established, and the Company is required to disclose in this proxy statement any late filings during 1995. To the Company's knowledge, based solely on its review of the copies of such reports required to be furnished to the Company during 1995, all of these reports were timely filed.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of March 15, 1996 by (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each director and nominee for director, (iii) each of the named executive officers and (iv) all directors and executive officers as a group.

                                                                           SHARES BENEFICIALLY
                                                                                  OWNED
                                                                         -----------------------
                 NAME AND ADDRESS OF BENEFICIAL OWNER                    NUMBER(1)       PERCENT
- ----------------------------------------------------------------------   ---------       -------
FMR Corp..............................................................   3,475,075(3)      15.4%
  82 Devonshire St.
  Boston, MA 02109
Masco Tech, Inc. .....................................................   3,315,852         14.7%
  21001 Van Born Road
     Taylor, MI 48180
399 Venture Partners, Inc. ...........................................   2,031,112          9.0%
  399 Park Avenue
  New York, New York 10043
Maurice M. Taylor, Jr. ...............................................   1,834,178(2)       8.1%
  2701 Spruce Street
  Quincy, Illinois 62301
Erwin H. Billig.......................................................      45,225         *
Anthony L. Soave......................................................      45,000         *
Richard M. Cashin, Jr. ...............................................      40,429         *
Edward J. Campbell....................................................       2,250         *
Albert J. Febbo.......................................................         -0-         *
Michael R. Samide.....................................................         -0-         *
Steven A. Root........................................................       1,350         *
Cheri T. Holley.......................................................         -0-         *
Kent W. Hackamack.....................................................         -0-         *
All Executive Officers and Directors as a Group (10 persons)..........   1,968,432(4)       8.7%

- -------------------------
 *  Less than one percent.

(1) Except for voting powers held jointly with a person's spouse, represents sole voting and investment power unless otherwise indicated.

(2) Includes 1,798,000 shares held jointly by Mr. Taylor and his wife as to which they share voting and dispositive power. Also includes 36,178 shares held by Mr. Taylor as to which he has sole voting and dispositive power.

(3) Based on information contained in Schedule 13G of FMR Corp. dated February 26, 1996.

(4) Reference is made to note (2) above.

                           RELATED PARTY TRANSACTIONS

     During 1995, Titan has maintained business relationships and engaged in certain transactions as described below.

     The Company sells products to companies controlled by persons related to the Chief Executive Officer of the Company. During 1993, 1994 and 1995, combined sales approximated $2,597,000, $3,355,000 and $4,370,000, respectively. At December 31, 1994 and 1995, Titan had approximately $2,170,000 and $1,998,000, respectively of accounts receivable outstanding from those sales. Commissions paid to companies controlled by persons related to the Chief Executive Officer of the Company approximated $252,000, $470,000 and $920,000 respectively, for 1993, 1994 and 1995. These sales and commissions were made on terms no less favorable to Titan then comparable sales and commissions to unaffiliated third parties.

                                  PROPOSAL 2.

                             SELECTION OF AUDITORS

     Price Waterhouse LLP has served the Company as Independent auditors during the year ended December 31, 1995 and also have been selected by the Board of Directors to serve as auditors for the present year. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS RATIFY ITS SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT AUDITORS TO AUDIT THE ACCOUNTS OF THE COMPANY AND ITS SUBSIDIARIES FOR 1996. If the stockholders fail to ratify the Board's selection of Price Waterhouse LLP, the Board will consider this fact when selecting auditors for 1997.

     Price Waterhouse LLP has served as the Company's independent auditors since 1983.

     A representative of Price Waterhouse LLP will be present at the Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions which stockholders might have.

                                 OTHER MATTERS

     Management does not intend to present to the Annual Meeting any business other than the items stated in the "Notice of Annual Meeting of Stockholders" and does not know of any matters to be brought before the Annual Meeting other than those referred to above. If, however, any other matters properly come before the Annual Meeting, the persons designated as proxies will vote on each such matter in accordance with their best judgment.

     Whether or not you expect to be at the Annual Meeting in person, please sign, date and return promptly the enclosed Proxy. No postage is necessary if the Proxy is mailed in the United States.

                             STOCKHOLDER PROPOSALS

     Any proposal to be presented at next year's Annual Meeting must be received at the principal executive offices of the Company not later than December 1, 1996. Any such proposals should be directed to the attention of the Secretary for consideration for inclusion in the Company's Proxy Statement and Form of Proxy relating to the next Annual Meeting. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission and it is suggested that proponents of any proposals submit such proposals to the Company sufficiently in advance of the deadline by Certified Mail-Return Receipt Requested.

                                             By Order of the Board of Directors,

                                                                 CHERI T. HOLLEY
                                                                       Secretary

PROXY                                                                      PROXY
                        TITAN WHEEL INTERNATIONAL, INC.
         PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING
                          MAY 23, 1996, 11 AM EASTERN TIME
                      WYNDHAM GARDENS, 8600 MERRIMAN ROAD
                               ROMULUS, MICHIGAN

     The undersigned hereby constitutes and appoints Maurice M. Taylor, Jr., and Cheri T. Holley, and each of them, attorneys with full power of substitution, with the powers the undersigned would possess if personally present, to vote all shares of Common Stock of the undersigned in TITAN WHEEL INTERNATIONAL, INC., at the Annual Meeting of Stockholders to be held on Thursday, May 23, 1996 and at any adjournments thereof and on all matters properly coming before the meeting.

     THIS PROXY WILL BE VOTED AS DIRECTED BELOW OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR ITEMS 1 AND 2 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN
                            THE ENVELOPE PROVIDED.

                (Continued and to be signed on reverse side.)

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
                                                  TITAN WHEEL INTERNATIONAL, INC.
                               PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.
[                                                                                                                                  ]
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

1. ELECTION OF DIRECTORS -                          FOR   WITHHOLD  FOR ALL, (Except Nominee(s) written below)
   Nominees for Election as Class 2 Director        / /     / /      / /        _________________________________________
   to serve until 1999 Annual Meeting:
   Richard M. Cashin, Jr. and Albert J. Febbo
                                                   FOR    AGAINST   ABSTAIN
2. To ratify the selection of Price Waterhouse     / /      / /      / /        3. In their discretion, the proxy holders are
   LLP, as the independent auditors for 1996.                                      authorized to vote upon such other business as
                                                                                   may properly come before the meeting.

                                                                                / / Mark here for address change and mark such
                                                                                    change on address label.

                                                                                                        Dated:_________________,1996

                                                                                                ____________________________________
                                                                                                Signature
                                                                                                ____________________________________
                                                                                                Signature

                                                                                                (This proxy must be signed exactly
                                                                                                as the name appears hereon.  If
                                                                                                acting as attorney, executor, or
                                                                                                trustee, or in a corporate or
                                                                                                representative capacity, please sign
                                                                                                name and title.)


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